EXHIBIT 24.1

                               POWER OF ATTORNEY


      WHEREAS, CORNELL CORRECTIONS, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to the said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID M. CORNELL and STEVEN W. LOGAN and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of the said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of March, 1997.


                                        /s/RICHARD T. HENSHAW III
                                           RICHARD T. HENSHAW III

                               POWER OF ATTORNEY


      WHEREAS, CORNELL CORRECTIONS, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to the said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID M. CORNELL and STEVEN W. LOGAN and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of the said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of March, 1997.


                                       /s/CAMPBELL A. GRIFFIN, JR.
                                          CAMPBELL A. GRIFFIN, JR.

                               POWER OF ATTORNEY


      WHEREAS, CORNELL CORRECTIONS, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to the said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID M. CORNELL and STEVEN W. LOGAN and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of the said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of March, 1997.


                                             /s/TUCKER TAYLOR
                                                TUCKER TAYLOR

                               POWER OF ATTORNEY


      WHEREAS, CORNELL CORRECTIONS, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to the said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID M. CORNELL and STEVEN W. LOGAN and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of the said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of March, 1997.


                                            /s/PETER A. LEIDEL
                                               PETER A. LEIDEL

                               POWER OF ATTORNEY


      WHEREAS, CORNELL CORRECTIONS, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to the said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID M. CORNELL and STEVEN W. LOGAN and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of the said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of March, 1997.


                                       /S/ RICHARD T. HENSHAW III
                                           RICHARD T. HENSHAW III

                               POWER OF ATTORNEY


      WHEREAS, CORNELL CORRECTIONS, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to the said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID M. CORNELL and STEVEN W. LOGAN and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of the said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of March, 1997.


                                        /S/ CAMPBELL A. GRIFFIN, JR.
                                            CAMPBELL A. GRIFFIN, JR.

                               POWER OF ATTORNEY


      WHEREAS, CORNELL CORRECTIONS, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to the said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID M. CORNELL and STEVEN W. LOGAN and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of the said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of March, 1997.


                                            /S/ TUCKER TAYLOR
                                                TUCKER TAYLOR

                               POWER OF ATTORNEY


      WHEREAS, CORNELL CORRECTIONS, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to the said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID M. CORNELL and STEVEN W. LOGAN and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of the said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of March, 1997.

                                             /S/ PETER A. LEIDEL
                                                 PETER A. LEIDEL